Exhibit 10.1

THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 15, 2015 (this “Amendment”), to the Existing Credit Agreement (as defined below) is among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish public limited company (“STX”), SEAGATE HDD CAYMAN, an exempt limited liability company organized under the laws of the Cayman Islands (the “Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (the “Administrative Agent”) and the Lenders (such capitalized term, and other terms used in this preamble or the recitals to have the meanings provided in Section 1.2) party hereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 18, 2011 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among STX, the Borrower, the Lenders and the Administrative Agent, the Lenders have agreed to make Loans and the Issuing Banks have agreed to issue Letters of Credit to the Borrower;

WHEREAS, the Borrower has requested, subject to the terms and conditions hereinafter set forth, that the Lenders amend the Existing Credit Agreement in certain respects as provided below; and

WHEREAS, the Lenders have agreed to such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1. Certain Definitions.  The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Existing Credit Agreement” is defined in the first recital.

“STX” is defined in the preamble.

“Third Amendment Effective Date” is defined in Section 3.1.

SECTION 1.2. Existing Credit Agreement Defined Terms.  Unless otherwise defined herein or the context otherwise requires, terms defined in the Existing Credit Agreement and used in this Amendment shall have the meanings given to them in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS

Effective on the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with the terms of this Article.

SECTION 2.1. Amendments to Article I.  Article I of the Existing Credit Agreement is amended in accordance with Sections 2.1.1 through 2.1.2.

SECTION 2.1.1. Section 1.01 is amended by inserting the following definitions in the appropriate alphabetical order:

“2018 Notes” means the Borrower’s senior unsecured 3.75% notes due November 2018 in an original principal amount of $800,000,000.

“Extension Condition” shall have been satisfied if (i) no Default has occurred and is continuing and (ii) the Administrative Agent shall have received evidence satisfactory to it (acting reasonably) that either of the following events have occurred:

(a)  on or prior to August 15, 2018, the 2018 Notes shall have been repaid, redeemed, prepaid, or defeased in full (including by way of open market purchases, cash tender offers, or with the proceeds of other Indebtedness); or

(b)  on the most recent quarter-end prior to August 15, 2018 for which financial statements are available, the sum of (i) the amount available under the Revolver Commitments plus (ii) the Liquidity Amount shall be sufficient to repay the outstanding principal amount of the 2018 Notes and, after giving pro forma effect to the foregoing, the Borrower shall be in compliance with Section 6.11, Section 6.12, and Section 6.13.

“Third Amendment” means the Third Amendment, dated as of January 15, 2015, to this Agreement, among the Borrower, STX, the Lenders, and the Administrative Agent.

“Third Amendment Effective Date” is defined in the Third Amendment.

SECTION 2.1.2. Section 1.01 is further amended as follows:

(a) The chart contained in the definition of “Applicable Margin” is amended in its entirety to read as follows:

Issuer Rating	Eurodollar Spread	ABR Spread	Commitment Fee Rate
Category 1 Equal to or higher than: BBB by S&P Baa2 by Moody’s BBB by Fitch	1.25%	0.25%	0.150%

Category 2 BBB- by S&P Baa3 by Moody’s BBB- by Fitch	1.50%	0.50%	0.200%

Category 3 BB+ by S&P Ba1 by Moody’s BB+ by Fitch	1.75%	0.75%	0.250%

Category 4 BB by S&P Ba2 by Moody’s BB by Fitch	2.00%	1.00%	0.325%

Category 5 Equal to or lower than: BB- by S&P Ba3 by Moody’s BB- by Fitch	2.50%	1.50%	0.400%

(b) The definition of “Fee Letter” is amended by deleting the date “April 2, 2013,” and inserting the date “November 25, 2014” in its place.

(c) The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means January 15, 2020; provided, that if the Borrower does not have Investment Grade Ratings on August 15, 2018, then the Maturity Date will be August 16, 2018 unless the Extension Condition has been satisfied on such date.  If the scheduled Maturity Date is not a Business Day, then the actual Maturity Date shall be the Business Day immediately preceding such scheduled date.

(d) The last sentence of the definition of “Revolving Commitment” is amended in its entirety to read as follows:

The aggregate amount of the Lenders’ Revolving Commitments on the Third Amendment Effective Date is $700,000,000.

SECTION 2.2. Amendment to Article II.  Article II of the Existing Credit Agreement is amended in accordance with Section 2.2.1.

SECTION 2.2.1. The second sentence of clause (a) of Section 2.20 is amended in its entirety to read as follows:

Notwithstanding anything to the contrary herein, the aggregate principal amount of the Revolving Commitment Increases following the Third Amendment Effective Date shall not exceed $300,000,000.

SECTION 2.3. Amendments to Article VI.  Article VI of the Existing Credit Agreement is amended in accordance with Section 2.3.1 through Section 2.3.2.

SECTION 2.3.1. Clause (a) of Section 6.01 is amended by (i) deleting the word “and” at the end of clause (a)(xi), (ii) re-lettering clause (a)(xii) as clause (a)(xiii), and (iii) adding a new clause (a)(xii), to read in its entirety as follows:

(xii) Guarantees by the Borrower delivered in the ordinary course of its business of the obligations of suppliers, customers, franchisees and licensees of the Borrower, its Subsidiaries and, subject to Section 6.08, other Affiliates; and

SECTION 2.3.2. Clause (b) of Section 6.01 is amended by deleting the date “April 30, 2018” and inserting “the Maturity Date” in its place.

SECTION 2.4. Amended Interest Rates, Commitment Fees.  The parties agree that the Applicable Margin and the Commitment Fee rate shall be calculated as set forth in the Existing Credit Agreement for the period prior to the Third Amendment Effective Date, and the Applicable Margin and Commitment Fee rate set forth in this Amendment shall only be effective from and after the Third Amendment Effective Date.

SECTION 2.5. Commitment Allocation and Titles.  (i) The Lenders party hereto agree, from and after the Third Amendment Effective Date, to commit to provide their respective Commitments as set forth on Schedule 2.01 attached hereto, and (ii) the Parties hereto agree that Annex I reflects all titles which have been granted hereunder.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effectiveness.  This Amendment shall become effective upon the date (the “Third Amendment Effective Date”) when each of the following conditions set forth in this Article shall have been satisfied.

SECTION 3.1.1. Execution of Counterparts.  The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by an authorized officer or representative of STX and of the Borrower, and on behalf of each Lender, the Issuing Bank, and the Administrative Agent.

SECTION 3.1.2. Extended Commitments.  No less than $400,000,000 of extended Revolving Commitments (extended to the Maturity Date, as amended) in aggregate shall have been committed to by existing Lenders and Additional Lenders.

SECTION 3.1.3. Affirmation.  The Administrative Agent shall have received counterparts of an Affirmation, dated as of the Third Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by an Authorized Officer of each Guarantor.

SECTION 3.1.4. Legal Opinions. The Administrative Agent shall have received an opinion of Simpson, Thacher & Bartlett LLP, and other local counsel for non-U.S. Guarantors, each dated as of the Third Amendment Effective Date and addressed to the Administrative Agent, the Lenders and the Issuing Banks, in each case in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.1.5. Fees and Expenses.  All of the fees agreed to by the Lenders and the Borrower, as notified to the Administrative Agent, shall have been paid, and the Administrative Agent shall have received all of its reasonable and documented fees and out-of-pocket expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including (to the extent invoiced in advance) reasonable and documented fees and disbursements of Orrick, Herrington & Sutcliffe LLP, counsel to the Administrative Agent.

ARTICLE IV
MISCELLANEOUS PROVISIONS

SECTION 4.1. Representations and Warranties.  To induce the Lenders, the Issuing Bank, and the Administrative Agent to enter into this Amendment, STX and the Borrower represent and warrant to the Lenders, the Issuing Bank, and the Administrative Agent that as of the Third Amendment Effective Date,

(a) both before and after giving effect to this Amendment, all of the statements set forth in clause (a) of Section 4.02 of the Existing Credit Agreement are true and correct; and

(b) both before and after giving effect to this Amendment, no Default has occurred and is continuing, or will result therefrom.

SECTION 4.2. Effect of Amendment.  The parties hereto agree as follows:

(a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Existing Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of a Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders under any of the Loan Documents except as expressly stated herein.  Except as expressly amended hereby, the provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

(b) On and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby.  This Amendment, executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

(c) This Amendment constitutes a Revolving Increase Amendment, and the Third Amendment Effective Date shall be a Revolving Increase Closing Date for the purposes of Section 2.20 of the Existing Credit Agreement.

SECTION 4.3. Fees and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.4. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Lender Acknowledgments.  Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

SECTION 4.6. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.7. Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic copy), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 4.8. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ David H. Morton, Jr.
	Name:	David H. Morton, Jr.
	Title:	Senior Vice President, Finance, Treasurer and Principal Accounting Officer

SEAGATE HDD CAYMAN

By:	/s/ David H. Morton, Jr.
	Name:	David H. Morton, Jr.
	Title:	Treasurer

[Signature Page to Third Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA, in its capacity as a Lender, the Issuing Bank, and the Administrative Agent

By:	/s/ Eugene Dempsey
	Name:	Eugene Dempsey
	Title:	Director
Corporate Banking

[Signature Page — Third Amendment to Credit Agreement]

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

[Signature Page — Third Amendment to Credit Agreement]

LENDER

BNP PARIBAS

By:	/s/ Nicolas Rabier
Name: Nicolas Rabier
Title: Managing Director

By:	/s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

[Signature Page — Third Amendment to Credit Agreement]

LENDER

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page — Third Amendment to Credit Agreement]

LENDER

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Matthew Antioco
	Name:	Matthew Antioco
	Title:	Vice President

[Signature Page — Third Amendment to Credit Agreement]

LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Lacy Houstoun
	Name:	Lacy Houstoun
	Title:	Director

[Signature Page — Third Amendment to Credit Agreement]

LENDER

HSBC BANK USA, N.A.

By:	/s/ Adriana D Collins
	Name:	Adriana D Collins
	Title:	VP, Sr Relationship Manager
HSBC Bank USA, N.A.

[Signature Page — Third Amendment to Credit Agreement]

LENDER

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Matt Scullin
Name: Matt Scullin
Title: Vice President

[Signature Page — Third Amendment to Credit Agreement]

Schedule 2.01 to Credit Agreement

Lenders and Initial Commitments

Lender	Commitment
The Bank of Nova Scotia	$93,000,000
Bank of America, N.A.	$93,000,000
BNP Paribas	$93,000,000
Morgan Stanley Bank, N.A.	$93,000,000
The Bank of Tokyo-Mitsubishi UFJ, LTD.	$93,000,000
Wells Fargo Bank, National Association	$93,000,000
HSBC Bank USA, N.A.	$71,000,000
U.S. Bank National Association	$71,000,000
$700,000,000

Annex I

Titles and Roles

Entity	Role
The Bank of Nova Scotia	Administrative Agent
Merrill Lynch Pierce Fenner and Smith Incorporated	Syndication Agent
BNP Paribas	Syndication Agent
Morgan Stanley Senior Funding, Inc.	Syndication Agent
The Bank of Tokyo-Mitsubishi UFJ, LTD.	Documentation Agent
Wells Fargo Bank, National Association	Documentation Agent

Joint Bookrunners
The Bank of Nova Scotia
Merrill Lynch Pierce Fenner and Smith Incorporated
BNP Paribas Securities Corp.
Morgan Stanley Senior Funding, Inc.
The Bank of Tokyo-Mitsubishi UFJ, LTD.